UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                   FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      January 9, 2006

                          MONARCH CASINO & RESORT, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                     0-22088                  88-0300760
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


     1175 W. Moana Lane, Suite 200
            Reno, NEVADA                                          89509
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)



                                 (775)825-3355
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              ----------------------------------------------------
          (Former name or former address, if changed since last report)





ITEM 8.01 Other Events

     On January 9, 2006, Monarch Casino & Resort, Inc. (the "Company"), issued a press release announcing that the United States Bankruptcy Court denied its newly acquired subsidiary's requested relief to extend the closing date on a contract to purchase Fitzgeralds Reno Casino Hotel. As a result, Monarch does not expect to continue its efforts to acquire Fitzgeralds Reno.

     A copy of the press release issued by the Company is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

     In the opening paragraph of the attached press release, the word "relief" replaces "release" from the original press release. The word "release" was used in error in the original press release.

     In light of the ruling by the United States Bankruptcy Court above, the Company does not currently intend to file the purchase agreement.


ITEM 9.01  Financial Statements and Exhibits

     (d) EXHIBITS


     Exhibit 99.1    Press release dated January 9, 2006.






























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MONARCH CASINO & RESORT, INC.


Date:    January 10, 2006              By: /s/ Ben Farahi
                                              -------------------------
                                       Name:   Ben Farahi
                                       Title:  Chief Financial Officer,
                                               Treasurer and Secretary












































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Exhibit No.     Description
-----------     -----------

Exhibit 99.1    Press release dated January 9, 2006.






















































                                   -4-



                                                                  Exhibit 99.1

                                PRESS RELEASE

                   MONARCH CASINO & RESORT, INC. CEASES EFFORTS
                         TO PURCHASE FITZGERALDS RENO

     RENO, NV-January 9, 2006- Monarch Casino & Resort, Inc. (Nasdaq: MCRI) (the "Company"), owner of the Atlantis Casino Resort in Reno, Nevada, announced today that the United States Bankruptcy Court denied its newly acquired subsidiary's requested relief to extend the closing date on a contract to purchase Fitzgeralds Reno Hotel Casino. As a result, Monarch does not expect to continue its efforts to acquire Fitzgeralds Reno.

     Monarch Casino & Resort, Inc., through its wholly-owned subsidiary, owns and operates the tropically-themed Atlantis Casino Resort in Reno, Nevada.
The Atlantis is the closest hotel-casino to, and is directly across the street from, the Reno-Sparks Convention Center. The Atlantis is recognizable due to its Sky Terrace, a unique structure rising approximately 55 feet from street level and spanning 160 feet across Virginia Street with no intermediate support pillars. The Sky Terrace connects the Atlantis to a 16-acre parcel of land owned by the Company, that is compliant with all casino zoning requirements and is suitable and available for future expansion of the Atlantis facilities and is currently being used by the Company as additional paved parking for the Atlantis. The existing Atlantis site offers almost 1,000 guest rooms in three contiguous high-rise hotel towers and a motor lodge. The tropically-themed Atlantis features approximately 51,000 square feet of high-energy casino space with 38 table games and approximately 1,450 slot and video poker machines, a sports book, Keno and a poker room, and offers a variety of dining choices in the form of nine high-quality food outlets.

     This press release contains certain forward-looking statements which are subject to change. Factors that could affect the forward looking-statements contained herein are change of circumstances or other factors that could cause Monarch to re-evaluate its efforts not to pursue Fitzgeralds Reno Casino Hotel. Other forward-looking factors will be set forth from time to time in the Company's periodic filings under the Securities and Exchange Act of 1934.

Contacts: Ben Farahi at (775) 825-3355 or benfarahi@monarchcasino.com
          Karl G. Brokmann at (775) 825-3355 or kbrokmann@monarchcasino.com

















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